                                                                 EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with Quarterly Report of Ironstone Group, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas J. Giordano, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Signature                          Title                           Date
---------                          -----                           ----

/s/ Nicholas J. Giordano                                        August 14, 2002
------------------------
Nicholas J. Giordano               Chief Financial Officer and
                                   Secretary
                                   (Principal Executive Officer and
                                   Principal Financial Officer)